UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                November 14, 2002


                            MARATHON OIL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           Delaware                           1-5153                       25-0996816
     --------------------           -------------------------        ---------------------
(State or Other Jurisdiction of        (Commission File Number)          (IRS Employer
        Incorporation)                                                Identification Number)


                  5555 San Felipe Road, Houston, TX 77056-2723
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                 (713) 629-6600
                         ------------------------------
              (Registrant's telephone number, including area code)

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

                99.1  Press Release - "Marathon Updates Production Forecast".

ITEM 9.  Regulation FD Disclosure

            On November 14, 2002, Marathon Oil Corporation (Marathon) issued a press release announcing updates to production forecasts for 2002, 2003 and 2004 (Release). Attached is a copy of the Release in substantially the form released.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         MARATHON OIL CORPORATION


By:      /s/ A. G. Adkins
         -----------------------------
         A. G. Adkins
         Vice President - Accounting and Controller



Dated:  November 14, 2002